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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby authorizes and appoints Edmund O. Belsheim, Jr. and Tammy D. Halstead, and each of them, with full power of substitution and resubstitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of him, individually and in each capacity stated below and to file, any and all amendments to this Registration Statement (Registration No. 333-86313), including any and all post-effective amendments and amendments thereto and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

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
                  /s/ Naveen Jain                    Dated: October 19, 2001
___________________________________________________
 Naveen Jain, Chairman and Chief Executive Officer

                                                     Dated: October 19, 2001
___________________________________________________
    Tammy D. Halstead, Chief Financial Officer

            /s/ Edmund O. Belsheim, Jr.              Dated: October 19, 2001
___________________________________________________
Edmund O. Belsheim, Jr., President, Chief Operating
               Officer and Director

            /s/ John E. Cunningham, IV               Dated: October 19, 2001
___________________________________________________
         John E. Cunningham, IV, Director

                                                     Dated: October 19, 2001
___________________________________________________
           Peter L. S. Currie, Director

              /s/ Richard D. Hearney                 Dated: October 19, 2001
___________________________________________________
           Richard D. Hearney, Director

              /s/ Rufus W. Lumry, III                Dated: October 19, 2001
___________________________________________________
           Rufus W. Lumry, III, Director

               /s/ William D. Savoy                  Dated: October 19, 2001
___________________________________________________
            William D. Savoy, Director

                /s/ Lewis M. Taffer                  Dated: October 19, 2001
___________________________________________________
             Lewis M. Taffer, Director
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